UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

AETHLON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

8910 University Center Lane, Suite 660 San Diego, California (Address of principal executive offices)	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings, the words “anticipate,” "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Chief Financial Officer

On September 27, 2010, Mr. James B. Frakes, Senior Vice President – Finance of Aethlon Medical, Inc. (the “Company”), was appointed to the office of Chief Financial Officer (“CFO”) of the Company, to serve until his resignation or the appointment of a successor to his position.  Mr. Frakes, age 53, joined the Company as Senior Vice President – Finance in January 2008 and brought 16 consecutive years of financial responsibility for publicly traded companies, as well as specific knowledge and experience in equity and debt transactions, acquisitions, public reporting and Sarbanes-Oxley section 404 internal control requirements. Previously, he served as the CFO for Left Behind Games Inc., a start-up video game company. Prior to 2006, he served as CFO of NTN Buzztime, Inc., an interactive entertainment company with $40 million in sales, where he played a key role in acquisitions that doubled the company's revenue. Additionally, he was involved in NTN Buzztime, Inc.’s registered direct offering and subsequent private placements.

As CFO, Mr. Frakes will receive an annual salary of $180,000. In addition, in connection with his appointment as CFO, on September 27, 2010, the Company’s Board of Directors approved the grant to Mr. Frakes of an option to acquire an aggregate of 500,000 shares of the Company’s common stock at an exercise price of $0.25 per share, the closing price of the Company’s common stock on the date of grant. The option vested as to 250,000 shares on the grant date and will vest as to the remaining 250,000 shares one year from the grant date. Unless earlier exercised or terminated, the option will expire September 27, 2020. Prior to being appointed CFO, Mr. Frakes was employed on a part-time basis as the Company’s Senior Vice President – Finance under an arrangement with Tatum, LLC.

Due to the appointment of Mr. Frakes as his successor to the position of CFO, Mr. James A. Joyce, the Company’s Chairman, Chief Executive Officer, President and Secretary, resigned from his position as the Company’s CFO effective September 27, 2010.

On September 28, 2010, the Company issued a press release announcing the appointment of Mr. Frakes as the Company's CFO. The full text of the press release is set forth in Exhibit 99 attached hereto.

Stock Option Grants to Directors and Executive Officers

As a part of the Company’s ongoing strategy to attract, retain and motivate key employees and other persons who make or may make significant contributions toward the success of the Company, on September 27, 2010, the Company’s Board of Directors approved the following grants of options to officers and directors of the Company:

In recognition of his leadership and focused determination to develop market applications for the Hemopurifier, the Company’s Board of Directors approved the grant to Mr. Joyce of an option to acquire an aggregate of 2,500,000 shares of the Company’s common stock at an exercise price of $0.25 per share, the closing price of the Company’s common stock on the date of grant. The option vested as to 1,000,000 shares on the grant date and will vest as to the remaining 1,500,000 shares one-third each year over three years on each anniversary of the grant date. Unless earlier exercised or terminated, the option will expire September 27, 2020.

For his continued hands-on direction of the Hemopurifier’s research and development applications and management of the Company’s laboratory and clinical studies, the Company’s Board of Directors approved the grant to Dr. Richard H. Tullis, Vice President, Chief Science Officer and a director of the Company, of an option to acquire an aggregate of 1,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share, the closing price of the Company’s common stock on the date of grant. The option vested as to 500,000 shares on the grant date and will vest as to the remaining 500,000 shares one year from the grant date. Unless earlier exercised or terminated, the option will expire September 27, 2020.

In consideration for his dedicated service as a director, the Company’s Board of Directors approved the grant to Mr. Franklyn S. Barry, Jr., one of the Company’s non-employee directors, of an option to acquire an aggregate of 500,000 shares of the Company’s common stock at an exercise price of $0.25 per share, the closing price of the Company’s common stock on the date of grant. The option vested as to 250,000 shares on the grant date and will vest as to the remaining 250,000 shares one-third each year over three years on each anniversary of the grant date. Unless earlier exercised or terminated, the option will expire September 27, 2020.

For his continued service as the longest-serving director of the Company, the Company’s Board of Directors approved the grant to Mr. Edward G. Broenniman, another of the Company’s non-employee directors, of an option to acquire an aggregate of 600,000 shares of the Company’s common stock at an exercise price of $0.25 per share, the closing price of the Company’s common stock on the date of grant. The option vested as to 300,000 shares on the grant date and will vest as to the remaining 300,000 shares one-third each year over three years on each anniversary of the grant date. Unless earlier exercised or terminated, the option will expire September 27, 2020.

All of the option grants discussed herein were approved and recommended by the Company’s Compensation Committee prior to approval by the Board of Directors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION
99	Press Release dated September 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James A. Joyce
James A. Joyce
Dated: October 1, 2010	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99	Press Release dated September 28, 2010